UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017 (June 28, 2017)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 28, 2017, Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) issued a series of notes designated the Floating Rate Dealer Note Asset Backed Notes, Series 2017-1 (the “Series 2017-1 Notes”). The Series 2017-1 Notes include four classes of Notes: the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. The principal characteristics of the Series 2017-1 Notes are as follows:

Number of classes within Series 2017-1 Notes: Four

Initial Class A Notes Outstanding Principal Amount: $211,330,000

Initial Class B Notes Outstanding Principal Amount: $13,120,000

Initial Class C Notes Outstanding Principal Amount: $11,740,000

Initial Class D Notes Outstanding Principal Amount: $13,810,000

Initial Total Series 2017-1 Notes Outstanding Principal Amount: $250,000,000

Class A Note Rate: 1-month LIBOR + 0.78%

Class B Note Rate: 1-month LIBOR + 1.25%

Class C Note Rate: 1-month LIBOR + 1.55%

Class D Note Rate: 1-month LIBOR + 2.30%

Closing Date: June 28, 2017

Expected Principal Distribution Date: June 25, 2019

Legal Final Maturity Date: June 27, 2022

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Distribution Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes, the Class C Notes and Class D Notes, Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class B Certificates: Subordination of Class C Notes and the Class D Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class C Certificates: Subordination of Class D Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class D Certificates: Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Series 2017-1 Subordinated Seller’s Interest Percentage: 9.50% divided by 1.00 minus 9.50%

Series 2017-1 Target Overcollateralization Amount: the product of the Series 2017-1 Subordinated Seller’s Interest Percentage and the Series 2017-1 Nominal Liquidation Amount

Servicing Fee Percentage: 1.0%

The terms of the Series 2017-1 Notes and the definitions of capitalized terms may be found in the Series 2017-1 Indenture Supplement, dated as of June 28, 2017 (the “Indenture Supplement”), between the Issuing Entity and Citibank, N.A., as indenture trustee, which is attached as Exhibit 10.1 and incorporated by reference herein. The Indenture Supplement supplements the Indenture, dated as of November 2, 2011, between the Issuing Entity and the Indenture Trustee (filed as Exhibit 10.3 to the registrant’s Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Series 2017-1 Indenture Supplement to the Indenture, dated as of June 28, 2017, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

	By:	/s/ Samara A. Strycker
	Name:	Samara A. Strycker
	Title:	Senior Vice President and Corporate Controller

Dated: June 29, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Series 2017-1 Indenture Supplement to the Indenture, dated as of June 28, 2017, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee